UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2017

Volumetric Fund, Inc.

(Exact name of registrant as specified in its charter)

                       New York                            033-12703

                (State or other jurisdiction                       (Commission                                (IRS Employer

                      of incorporation)                                 File Number)                             Identification No.)

87 Violet Drive

Pearl River, New York 10965

(Address of principal executive offices) (Zip Code)

845-623-7637

Registrant’s telephone number, including area code

Not Applicable

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 27, 2017, Richard Brega, Jr. had resigned as a Director of Volumetric Fund, Inc. and from its Audit Committee. There are no disagreement between Mr. Brega and Volumetric Fund, Inc., Volumetric Advisers, Inc., the Board of Directors or the Audit Committee.

This position will remain vacant until the next regularly scheduled Board of Directors election.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Gabriel Gibs

Gabriel Gibs

Chairman

January 27, 2017